Exhibit 10.1

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                             Dated 10 September 2004


                                  GASCORP, INC
                         (Incorporated in Delaware, USA)

                                       and

                        AUSTRALIAN OIL & GAS CORPORATION
                         (Incorporated in Delaware, USA)

                                       and

                        AUSTRALIS MINING FINANCE PTY LTD
                                (ACN 004 857 489)


                                      with


                           NATIONS NATURAL GAS PTY LTD
                                (ACN 080 165 662)



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                        PRELIMINARY AGREEMENT TO ACQUIRE
                           NATIONS NATURAL GAS PTY LTD



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THIS PRELIMINARY AGREEMENT is made the 10th September 2004.


BETWEEN

GASCORP, INC of 2480 North Tolemac Way, Prescott,
-------------

Arizona 86305 ("Gascorp"); and

AUSTRALIAN OIL & GAS CORPORATION of 2480 North Tolemac Way, Prescott,
---------------------------------

Arizona 86305 ("AOGC"); and

AUSTRALIS MINING FINANCE PTY LTD of Level 25, 500 Collins Street,
---------------------------------

Melbourne, Victoria 3000 ("Vendor"); and

NATIONS NATURAL GAS PTY LTD of Level 25, 500 Collins Street,
----------------------------

Melbourne, Victoria 3000 ("Nations")


IT IS HEREBY AGREED AS FOLLOWS:

1. Gascorp agrees to acquire from the Vendor and the Vendor agrees to procure the sale of all the outstanding shares of Nations, with the exception of 100,000 shares held by Alpha Oil & Natural Gas Pty Ltd (Alpha) which is intended to become a subsidiary of AOGC.

2. Upon acquisition, Nation's only asset will be a 30% interest in the permits of the National Gas Consortium, (NT/P62, NT/P63, NT/P64 and NT/P65) (the Permits) and 100,000 shares in Alpha.

3. All past and accumulated outstanding liabilities of Nations associated with the acquisition, exploration and maintenance of the Permits will be maintained by Nations and assumed by Gascorp, such that the transferors of shares in Nations shall not at any time be obliged to discharge these liabilities.

4. The shareholders of Nations shall, upon satisfaction of all conditions, be entitled to receive 2,100,001 shares of common in AOGC as consideration for Nations, which shall be newly issued by AOGC, and divided amongst participating Nations shareholders in such proportions as the participating Nations shareholders may decide.

5. Any liabilities of Nations, other than those associated with the Permits, shall be dealt with by the shareholders of Nations and discharged to the satisfaction of Gascorp.

6. The transaction is subject to execution of formal documentation, satisfactory to Gascorp and the Vendor.


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7.   The formal documentation shall be subject to all necessary regulatory and shareholder consents (if any are required).

IN WITNESS WHEREOF the parties hereto have hereunto set their hands the day first hereinbefore mentioned.


SIGNED FOR AND ON BEHALF of
------------------------

GASCORP, INC

by authority of the Directors and
in the presence of:                                           /s/ D.B.Hill
                                                              -------------
                                                              D.B.Hill
                                                              Director
/s/ M.A.Muzzin
--------------
M.A.Muzzin
Witness

SIGNED FOR AND ON BEHALF of
-------------------------


AUSTRALIAN OIL & GAS CORPORATION

by authority of the Directors and
in the presence of:                                           /s/ D.B. Hill
                                                              -------------
                                                              D.B.Hill
                                                              Director
/s/ M.A. Muzzin
----------------
M.A.Muzzin
Witness

SIGNED FOR AND ON BEHALF of
-------------------------

AUSTRALIS MINING FINANCE PTY LTD

by authority of the Directors and
in the presence of                                      /s/ E. Geoffrey Albers
                                                        ----------------------
                                                        E.Geoffrey Albers
                                                        Director
/s/ M.A. Muzzin
---------------
M.A.Muzzin
Witness


SIGNED FOR AND ON BEHALF of
-------------------------


NATIONS NATURAL GAS PTY LTD

by authority of the Directors and
in the presence of:                                      /s/ E. Geoffrey Albers
                                                         ----------------------
                                                         E.Geoffrey Albers
                                                         Director
/s/ M.A. Muzzin
---------------
M.A.Muzzin
Witness



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